Exhibit 99.1

Parker Drilling Company Announces Stock Split Ratios to Effectuate the Going Dark Transaction
HOUSTON, March 19, 2020 – Parker Drilling Company (the “Company”) today announced that in connection with its previously announced plan to deregister its common stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company’s Board of Directors (the “Board”) determined the reverse stock split ratio to be 1-for-50 and the forward stock split ratio to be 50-for-1. These stock split ratios are within the ranges approved by the Company’s stockholders at the special meeting held on January 9, 2020. The Board also determined to abandon all other stock split ratios within the ranges approved by the stockholders at the special meeting. As authorized by the Board, the Company will file with the State of Delaware certificates of amendment to the Company’s certificate of incorporation to effectuate the stock splits, which will become effective as of today. Following the effectiveness of the stock splits, the Company will file a Form 15 with the SEC certifying that it has less than 300 stockholders, which will terminate the registration of the Company’s common stock under Section 12(g) of the Exchange Act. The Company previously filed a Form 25 in connection with the delisting of its shares from trading on the New York Stock Exchange.
For more information regarding the Company’s deregistration and delisting transaction, please refer to the definitive proxy statement on Schedule 14A filed with the SEC on November 25, 2019.
About Parker Drilling
Parker Drilling provides drilling services and rental tools to the energy industry. The Company's Drilling Services business serves operators through the use of Parker-owned and customer-owned rig fleets in select U.S. and international markets, specializing in remote and harsh environment regions. The Company's Rental Tools Services business supplies premium equipment and well services to operators on land and offshore in the U.S. and international markets. More information about Parker Drilling can be found on the Company's website at www.parkerdrilling.com.
Forward-Looking Statements
This press release may contain forward-looking statements that are being made pursuant to the Private Securities Litigation Reform Act of 1995, which provides a “safe harbor” for forward-looking statements to encourage companies to provide prospective information so long as those statements are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those discussed in the statement. Such forward-looking statements include statements about the perceived benefits and costs of the proposed transaction, the number of shares of the Company’s common stock that are expected to be cashed out in the proposed transaction and the timing and stockholder approval of the proposed transaction. Such forward-looking statements are subject to a number of known and unknown risks and uncertainties that could cause actual results, performance or achievements to differ materially from those described or implied in such forward-looking statements. Accordingly, actual results may differ materially from such forward-looking statements. The forward-looking statements relating to the transaction discussed above are based on the Company’s current expectations, assumptions, estimates and projections about the Company and involve significant risks and uncertainties, including the many variables that may impact the Company’s projected cost savings, variables and risks related to consummation of the proposed transaction, SEC regulatory review of the Company’s filings related to the proposed transaction, and the continuing determination of the Board of Directors and the Finance and Strategic Planning Committee that the proposed transaction is in the best interests of all stockholders. The Company assumes no obligation for updating any such forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements.
Contact:
Investor Relations
(+1) (281) 406-2000
IR@parkerdrilling.com